Exhibit 10.13

EXECUTION VERSION

AMENDMENT NO. 3 TO SENIOR SECURED FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 3 TO SENIOR SECURED FIRST LIEN CREDIT AGREEMENT (this “Amendment No. 3”), dated as of June 27, 2019, by and among PROJECT ANGEL HOLDINGS, LLC, a Delaware limited liability company (“Initial Borrower”), PROJECT ANGEL INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MERIDIANLINK, INC., a California corporation (“ML Target”, and together with Initial Borrower, each a “Borrower” and collectively the “Borrowers”), each lender from time to time party thereto and ANTARES CAPITAL LP, a Delaware limited partnership, as administrative agent, collateral agent and an L/C Issuer (the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers have entered into that certain Senior Secured First Lien Credit Agreement, dated as of May 31, 2018, among the Borrowers, Holdings, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), and the Administrative Agent (as amended by (i) that certain Amendment No. 1 to Senior Secured First Lien Credit Agreement, dated as of July 3, 2018, (ii) that certain Limited Waiver to Senior Secured First Lien Credit Agreement dated as of December 21, 2018, (iii) that certain Second Amendment and Incremental Facility Amendment to Senior Secured First Lien Credit Agreement, dated as of December 21, 2018 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the parties have requested that the Credit Agreement be amended as set forth herein (the Credit Agreement, as amended by this Amendment No. 3, the “Amended Credit Agreement”);

WHEREAS, each Lender that executes and delivers a consent and executed signature page to this Amendment No. 3 will be deemed to have agreed to the terms of this Amendment No. 3 and the Amended Credit Agreement;

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 3 becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Collateral Documents, and the other Loan Documents to which it is a party.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

SECTION 1. CERTAIN DEFINITIONS. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. As used in this Amendment No. 3:

“Amended Credit Agreement” is defined in the second recital hereto.

“Amendment No. 3” is defined in the preamble hereto.

“Amendment No. 3 Effective Date” means the date on which the conditions set forth in Section 5 of this Amendment No. 3 are satisfied or waived.

“Credit Agreement” is defined in the first recital hereto.

“Lenders” is defined in the first recital hereto.

“Reaffirming Parties” is defined in the fourth recital hereto.

SECTION 2. AMENDMENT TO CREDIT AGREEMENT. The Borrowers, Holdings, the Lenders party hereto (comprising Required Lenders on the date hereof), the Administrative Agent and the other parties party hereto agree that on the Amendment No. 3 Effective Date (with such changes to be deemed effective as of January 1, 2019):

A. The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement shall hereby be amended by (i) amending and restating the parenthetical in the lead-in thereof in its entirety as follows: “(other than as provided in the parenthetical to clause (vii)(x) below and other than clauses (vi), (xi), (xv), (xxiii), (xxv) and (xxvi) below)”, (ii) amending and restating the lead-in to clause (b) as follows “the following to the extent included in calculating such Consolidated Net Income (other than clause (x) below) and without duplication” and (iii) adding the following new sentence immediately at the end of such definition: “Notwithstanding anything contained in this definition to the contrary, the definition of “Consolidated EBITDA” shall contain pro forma adjustments to normalize the impact resulting from or in connection with the adoption of ASC 606.”

B. Section 1.03(b) of the Credit Agreement shall hereby be amended and restated in its entirety as follows:

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP in effect prior to such change in GAAP and (ii) the Borrowers shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP, other than, in each case, as a result of the adoption of ASC 606. In addition, the financial ratios and related definitions set forth in the Loan Documents shall be computed to exclude the application of ASC 815, ASC 480, ASC 718 or ASC 505-50 (to the extent that the pronouncements in ASC 718 or ASC 505-50 result in recording an equity award as a liability on the consolidated balance sheet of Holdings, the Borrowers and the Restricted Subsidiaries in the circumstance where, but for the application of the pronouncements, such award would have been classified as equity). For purposes of calculations made pursuant to the terms of this Agreement, GAAP will be deemed to treat operating leases and capital leases in a manner consistent with their current treatment under generally accepted accounting principles as in effect on the Initial Closing Date, notwithstanding any modifications or interpretive changes thereto that may occur thereafter.

SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 3. This Amendment No. 3 shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 4. REPRESENTATIONS & WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Amendment No. 3, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent on and as of the Amendment No. 3 Effective Date,

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after giving effect to this Amendment No. 3, that each of the representations and warranties made by any Loan Party set forth in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); provided that all references in the representations set forth in Sections 5.01, 5.02, 5.03, 5.04, 5.06, 5.12, 5.13, 5.14 and 5.19 of the Credit Agreement to “Loan Documents” shall be deemed to be references to this Amendment No. 3 and the other Loan Documents (including the Credit Agreement) as amended by this Amendment No. 3.

SECTION 5. CONDITIONS PRECEDENT. This Amendment No. 3 shall become effective as of the first date (the “Amendment No. 3 Effective Date”) when each of the conditions set forth in this Section 5 shall have been satisfied:

(a)

The Administrative Agent shall have received (i) a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 3 from each Loan Party named on the signature pages hereto, the Administrative Agent and the Lenders constituting Required Lenders, and (ii) a duly executed, delivered and effective Amendment No. 2 to the Second Lien Credit Agreement.

(b)	All costs, fees and expenses (including, without limitation, legal fees and expenses) contemplated and to the extent required by the Credit Agreement shall have been paid to the extent due.

(c)

Each of the representations and warranties made by any Loan Party set forth in Section 5 hereof shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date).

SECTION 6. [RESERVED].

SECTION 7. REAFFIRMATION.

(a)

To induce the Lenders and the Administrative Agent to enter into this Amendment No. 3, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment No. 3) (collectively, the “Reaffirmed Documents”). Each Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 3.

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(b)

In furtherance of the foregoing Section 7(a), each Loan Party, in its capacity as a Guarantor under any Guaranties to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Obligations under the terms and conditions of such Guaranties and agrees that such Guaranties remain in full force and effect to the extent set forth in such Guaranties and after giving effect to this Amendment No. 3, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 3 and the Amended Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that its Guaranties and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 3, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended and/or reaffirmed pursuant to this Amendment No. 3) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)

In furtherance of the foregoing Section 7(b), each of the Loan Parties that is party to any Collateral Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 3 and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Collateral Documents (in each case, to the extent a party thereto) to secure the Obligations (including all such Obligations as amended and/or reaffirmed pursuant to this Amendment No. 3) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations and the Secured Obligations (as defined in the Collateral Documents) (including all such Obligations and Secured Obligations (as defined in the Collateral Documents) as amended and/or reaffirmed pursuant to this Amendment No. 3, as the case may be, including without limitation the payment and performance of all such applicable Obligations and Secured Obligations (as defined in the Collateral Documents) that are joint and several obligations of each Guarantor and each Reaffirming Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Grantor’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations and Secured Obligations (as defined in the Collateral Documents) (including all such Obligations and Secured Obligations (as defined in the Collateral Documents) as amended and/or reaffirmed pursuant to this Amendment No. 3, subject to the terms contained in the applicable Loan Documents, (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.

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(d)

Each Guarantor (other than the Initial Borrower) acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 3 and (ii) nothing in the Credit Agreement, this Amendment No. 3 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a)

Ratification. This Amendment No. 3 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 3 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)

Governing Law; Jurisdiction; Etc.; Submission to Jurisdiction, Service of Process, Waiver of Venue, Waiver of Jury Trial, Etc. Sections 10.17 and 10.18 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 10.14 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)

Counterparts; Headings. This Amendment No. 3 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 3 by telecopy or other electronic transmission (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 3. Article and Section headings used herein are for convenience of reference only, and are not part of this Amendment No. 3 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 3.

(e)	Amendment, Modification and Waiver. This Amendment No. 3 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

[Remainder of page intentionally blank; signatures begin next page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the date first above written.

PROJECT ANGEL HOLDINGS, LLC, as Initial Borrower

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

PROJECT ANGEL INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

MERIDIANLINK, INC., as a Borrower

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

PROFESSIONAL CREDIT REPORTING, INC.

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

ML EAST ACQUISITION SUBSIDIARY, INC.

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Treasurer

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ANTARES ASSETCO LP, as a Lender

By: Antares Assetco GP LLC, its general partner

By:	/s/ Mark Jarosz
Name:	Mark Jarosz
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ANTARES CLO 2017-2, LTD., as a Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Patrick Harms
Name:	Patrick Harms
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ANTARES CLO 2018-2, LTD., as a Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Patrick Harms
Name:	Patrick Harms
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ANTARES CLO 2018-3, LTD., as a Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Patrick Harms
Name:	Patrick Harms
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ANTARES CLO 2019-1, LTD., as a Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Patrick Harms
Name:	Patrick Harms
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Crestline Denali CLO XIV, LTD., as a Lender
By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.

By:	/s/ Mark Nelson
Name:	Mark Nelson
Title:	Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Crestline Denali CLO XV, Ltd., as a Lender
By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XV, Ltd.

By:	/s/ Mark Nelson
Name:	Mark Nelson
Title:	Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Crestline Denali CLO XVI, LTD., as a Lender
By: Crestline Denali Capital, L.P., collateral manager

By:	/s/ Mark Nelson
Name:	Mark Nelson
Title:	Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Crestline Denali CLO XVII, LTD., as a Lender
By: Crestline Denali Capital, L.P., collateral manager

By:	/s/ Mark Nelson
Name:	Mark Nelson
Title:	Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

DENALI CAPITAL CLO X, LTD., as a Lender
By: Crestline Denali Capital, L.P., portfolio manager
(or as applicable collateral manager) for
DENALI CAPITAL CLO X, LTD.

By:	/s/ Mark Nelson
Name:	Mark Nelson
Title:	Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Denali Capital CLO XII, Ltd., as a Lender
By: Crestline Denali Capital, L.P., collateral manager for
DENALI CAPITAL CLO XII, LTD.

By:	/s/ Mark Nelson
Name:	Mark Nelson
Title:	Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Marble Point CLO X Ltd., as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Tom Shandell
Name:	Tom Shandell
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Marble Point CLO XI Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Shandell, Thomas
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Marble Point CLO XII Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Shandell, Thomas
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Marble Point CLO XIV Ltd., as a Lender
By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name:	Shandell, Thomas
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Marble Point CLO XV Ltd., as a Lender

By:	/s/ Thomas Shandell
Name:	Shandell, Thomas
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

MP CLO III, Ltd., as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Tom Shandell
Name:	Tom Shandell
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

MP CLO IV, Ltd., as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Tom Shandell
Name:	Tom Shandell
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

MP CLO VII, Ltd., as a Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Tom Shandell
Name:	Tom Shandell
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

MP CLO VIII, Ltd., as a Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Tom Shandell
Name:	Shandell, Thomas
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

MPLF Funding Limited, as a Lender

By:	/s/ Tom Shandell
Name:	Tom Shandell
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

MPSFR Financing 1 Ltd., as a Lender

By:	/s/ Thomas Shandell
Name:	Shandell, Thomas
Title:	CEO

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Citi Loan Funding ICG US CLO 2019-1 LLC, as a Lender
By: Citibank N.A.,

By:	/s/ Lauri Pool
Name:	Lauri Pool
Title:	Associate Director

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

JOSHUA TREE FUNDING ULC, as a Lender

By:	/s/ Mobasharul Islam
Name:	Mobasharul Islam
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG GLOBAL LOAN FUND 1 DESIGNATED ACTIVITY COMPANY, as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2014-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2014-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2014-3, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2015-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2016-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2017-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2017-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2018-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2018-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US CLO 2018-3, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ICG US Senior Loan Fund (Cayman) Master LP, as a Lender

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

BCSF II-C, LLC, as a Lender
By: Bain Capital Specialty Finance, Inc., its Member
By: BCSF Advisors, LP, its Advisor

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Managing Director

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

As Existing Lender

Golub Capital LLC

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 19(B)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 22(B)-R, Ltd.
By: GC Advisors LLC its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 23(B)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 26(B)-R Ltd.
By: GC Advisors LLC, it’s agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Golub Capital Partners CLO 31(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 35(B), Ltd.
By: GC Advisors LLC, as Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 37(B), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 38(M), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 39(B), Ltd.
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Golub Capital Partners CLO 40(B), Ltd.
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 41(B), Ltd.
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

CC Finance Operations LLC
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCP Finance 6 Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

TICP CLO I-2, Ltd.,
BY: TICP CLO I Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

TICP CLO II-2, Ltd.,
By: TICP CLO II Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

TICP CLO III-2, Ltd.,
By: TICP CLO III Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

TICP CLO IV, Ltd.,
By: TICP CLO IV Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

TICP CLO IX, Ltd.,
By: TICP CLO IX Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

TICP CLO VII, Ltd.,
By: TICP CLO VII Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

TICP CLO VIII, Ltd.,
By: TICP CLO VIII Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

TICP CLO X, Ltd.,
By: TICP CLO X Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

TICP CLO XI, Ltd.,
By: TICP CLO XI Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

THL Credit Wind River 2014-1 CLO Ltd., as a Lender
By THL Credit Advisors LLC,
as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

THL Credit Wind River 2017-2 CLO Ltd., as a Lender
By THL Credit Advisors LLC, its Asset Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

THL Credit Wind River 2018-1 CLO Ltd., as a Lender
By: THL Credit Advisors LLC, as
Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

AIC COP FACILITY 1, LLC, as a Lender

By:	/s/ Dev Gopalan
Name:	Dev Gopalan
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Bandera Strategic Credit Partners I, L.P., as a Lender
By: GSO Capital Advisors LLC Its: Investment Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

BJC Health System, as a Lender
By: GSO Capital Advisors II LLC, As its Investment Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

BJC Pension Plan Trust, as a Lender
By: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

BLACKSTONE / GSO FLOATING RATE ENHANCED INCOME FUND, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Blackstone / GSO Global Dynamic Credit Funding Designated Activity Company, as a Lender
By: Blackstone / GSO Global Dynamic Credit Master Fund, its Sole Shareholder
By: Blackstone / GSO Debt Funds Management Europe Limited, its Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Blackstone / GSO Long-Short Credit Income Fund, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Blackstone / GSO Senior Floating Rate Term Fund, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Blackstone GSO U.S. Loan Funding Designated Activity Company, as a Lender

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

BLACKSTONE/GSO STRATEGIC CREDIT FUND, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Chenango Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Fillmore Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Greenwood Park CLO Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

HBOS Final Salary Pension Scheme, as a Lender
By: GSO Capital Advisors LLC, as investment manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Lloyds Bank Pension Scheme No. 1, as a Lender
By: GSO Capital Advisors LLC, as investment manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Lloyds Bank Pension Scheme No. 2, as a Lender
By: GSO Capital Advisors LLC, as investment manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Myers Park CLO, Ltd., as a Lender
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Niagara Park CLO, Ltd., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

PPG Industries, Inc. Pension Plan Trust, as a Lender By: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

Beluga IMC Inc., as a Lender

By:	/s/ Amit Dutta
Name:	Amit Dutta
Title:	Portfolio Manager

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ANTARES CAPITAL LP, as Administrative Agent, Collateral Agent, an L/C Issuer and a Lender

By:	/s/ Jason Quinn
Name:	Jason Quinn
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]

ANTARES HOLDINGS LP, as a Lender

By:	/s/ Mark Jarosz
Name:	Mark Jarosz
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 3 to Senior Secured First Lien Credit Agreement]